Exhibit 99.1

BOYD GAMING REPORTS SECOND-QUARTER 2025 RESULTS

LAS VEGAS - JULY 24, 2025 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2025.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Our Company delivered a strong performance in the second quarter, with broad-based growth across our operating segments, including our Online and Managed segments. We achieved our strongest property-level revenue and Adjusted EBITDAR growth in more than three years, with property-level margins once again exceeding 40%. This growth was supported by continued strength in play from our core customers, as well as improvements in retail play. Looking ahead, the recently announced transaction to sell our equity stake in FanDuel will further strengthen the Company’s financial position as we continue to invest in our properties, pursue growth opportunities, return capital to shareholders and maintain a strong balance sheet – a strategy that continues to drive long-term shareholder value.”

Boyd Gaming reported second-quarter 2025 revenues of $1.0 billion, up from $967.5 million in the second quarter of 2024. The Company reported net income of $150.4 million, or $1.84 per share, for the second quarter of 2025, compared to $139.8 million, or $1.47 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $357.9 million in the second quarter of 2025, increasing from $344.2 million in the second quarter of 2024. Adjusted Earnings(1) for the second quarter of 2025 were $154.2 million, or $1.87 per share, compared to $150.0 million, or $1.58 per share, for the same period in 2024.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

The Las Vegas Locals segment achieved its strongest quarterly growth in more than two years with year-over-year growth in both revenue and Adjusted EBITDAR, while segment margins were nearly 50%.  Downtown Las Vegas results reflected a challenging comparison to prior year, as visitation from Hawaiian guests was unusually elevated in the second quarter of 2024. Revenue and Adjusted EBITDAR growth continued in the Midwest & South segment, led by strong results at Treasure Chest Casino.

Results for the Online segment reflect growth from the Company’s online casino gaming business and modest growth from market-access agreements, while Managed & Other results were driven by continued growth in management fees from Sky River Casino.

Dividend and Share Repurchase Update

Boyd Gaming paid a quarterly cash dividend of $0.18 per share on July 15, 2025, as previously announced.

As part of its ongoing share repurchase program, the Company repurchased $105 million in shares of its common stock during the second quarter of 2025.

On July 17, 2025, the Company’s Board of Directors authorized an additional $500 million under the Company’s share repurchase program.  Considering the additional authorization, the Company had approximately $707 million remaining under the current share repurchase authorization as of June 30, 2025.

Balance Sheet Statistics

As of June 30, 2025, Boyd Gaming had cash on hand of $320.1 million, and total debt of $3.6 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its second-quarter 2025 results today, July 24, at 5:00 p.m. Eastern.  The conference call number is (800) 836-8184; no passcode is required to join the call. Please join up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or https://app.webinar.net/VMOAkZWdmaE.

A replay will be available by dialing (888) 660-6345 today, July 24, after the conclusion of the call, and continuing through July 31.  The passcode for the replay will be 61311#.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2025	2024	2025	2024
Revenues
Gaming	$671,455	$650,827	$1,310,148	$1,284,958
Food & beverage	78,167	76,994	152,325	149,633
Room	51,453	52,595	98,841	101,542
Online	173,051	129,930	342,624	276,100
Management fee	23,775	21,252	48,921	43,497
Other	36,097	35,914	72,704	72,303
Total revenues	1,033,998	967,512	2,025,563	1,928,033
Operating costs and expenses
Gaming	259,554	252,067	505,677	497,753
Food & beverage	65,633	63,182	128,970	125,139
Room	19,492	19,342	38,489	38,054
Online	150,095	112,675	296,125	238,150
Other	12,149	13,248	24,940	26,161
Selling, general and administrative	110,065	105,134	217,911	213,318
Master lease rent expense (a)	28,442	27,852	56,602	55,087
Maintenance and utilities	37,322	36,946	74,047	71,690
Depreciation and amortization	69,985	65,677	138,208	128,590
Corporate expense	35,365	31,255	65,316	60,640
Project development, preopening and writedowns	2,764	7,586	1,242	10,607
Impairment of assets	—	—	32,272	10,500
Other operating items, net	762	5,442	3,507	5,853
Total operating costs and expenses	791,628	740,406	1,583,306	1,481,542
Operating income	242,370	227,106	442,257	446,491
Other expense (income)
Interest income	(1,263)	(403)	(2,071)	(849)
Interest expense, net of amounts capitalized	50,569	42,949	99,006	85,258
Other, net	(48)	50	59	100
Total other expense, net	49,258	42,596	96,994	84,509
Income before income taxes	193,112	184,510	345,263	361,982
Income tax provision	(42,758)	(44,665)	(84,027)	(85,664)
Net income	150,354	139,845	261,236	276,318
Net loss attributable to noncontrolling interest	1,104	—	1,641	—
Net income attributable to Boyd Gaming	$151,458	$139,845	$262,877	$276,318

Basic net income per common share	$1.84	$1.47	$3.14	$2.87
Weighted average basic shares outstanding	82,289	95,042	83,696	96,238

Diluted net income per common share	$1.84	$1.47	$3.14	$2.87
Weighted average diluted shares outstanding	82,303	95,080	83,712	96,280

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income Attributable to Boyd Gaming

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2025	2024	2025	2024
Total Revenues by Segment
Las Vegas Locals	$229,091	$225,054	$451,890	$450,676
Downtown Las Vegas	55,253	57,701	112,540	111,232
Midwest & South	540,077	521,750	1,044,664	1,022,516
Online	173,051	129,930	342,624	276,100
Managed & Other	36,526	33,077	73,845	67,509
Total revenues	$1,033,998	$967,512	$2,025,563	$1,928,033

Adjusted EBITDAR by Segment
Las Vegas Locals	$112,714	$109,253	$219,261	$219,691
Downtown Las Vegas	19,405	22,018	40,328	39,833
Midwest & South	201,401	195,455	384,623	376,449
Online	22,244	17,057	45,550	37,533
Managed & Other	25,963	23,140	53,282	47,921
Corporate expense, net of share-based compensation expense (a)	(23,865)	(22,732)	(47,665)	(46,750)
Adjusted EBITDAR	357,862	344,191	695,379	674,677
Master lease rent expense (b)	(28,442)	(27,852)	(56,602)	(55,087)
Adjusted EBITDA	329,420	316,339	638,777	619,590

Other operating costs and expenses
Deferred rent	147	163	294	324
Depreciation and amortization	69,985	65,677	138,208	128,590
Share-based compensation expense	13,392	10,365	20,997	17,225
Project development, preopening and writedowns	2,764	7,586	1,242	10,607
Impairment of assets	—	—	32,272	10,500
Other operating items, net	762	5,442	3,507	5,853
Total other operating costs and expenses	87,050	89,233	196,520	173,099
Operating income	242,370	227,106	442,257	446,491
Other expense (income)
Interest income	(1,263)	(403)	(2,071)	(849)
Interest expense, net of amounts capitalized	50,569	42,949	99,006	85,258
Other, net	(48)	50	59	100
Total other expense, net	49,258	42,596	96,994	84,509
Income before income taxes	193,112	184,510	345,263	361,982
Income tax provision	(42,758)	(44,665)	(84,027)	(85,664)
Net income	150,354	139,845	261,236	276,318
Net loss attributable to noncontrolling interest	1,104	—	1,641	—
Net income attributable to Boyd Gaming	$151,458	$139,845	$262,877	$276,318

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2025	2024	2025	2024
Corporate expense as reported on Condensed Consolidated Statements of Operations	$35,365	$31,255	$65,316	$60,640
Corporate share-based compensation expense	(11,500)	(8,523)	(17,651)	(13,890)
Corporate expense, net, as reported on the above table	$23,865	$22,732	$47,665	$46,750

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income attributable to Boyd Gaming to Adjusted Earnings and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2025	2024	2025	2024
Net income attributable to Boyd Gaming	$151,458	$139,845	$262,877	$276,318
Pretax adjustments:
Project development, preopening and writedowns	2,764	7,586	1,242	10,607
Impairment of assets	—	—	32,272	10,500
Other operating items, net	762	5,442	3,507	5,853
Other, net	(48)	50	59	100
Total adjustments	3,478	13,078	37,080	27,060

Income tax effect for above adjustments	(779)	(2,946)	(8,072)	(6,128)
Adjusted earnings	$154,157	$149,977	$291,885	$297,250

Net income per share, diluted	$1.84	$1.47	$3.14	$2.87
Pretax adjustments:
Project development, preopening and writedowns	0.03	0.08	0.02	0.11
Impairment of assets	—	—	0.39	0.11
Other operating items, net	0.01	0.06	0.04	0.06
Other, net	—	—	—	—
Total adjustments	0.04	0.14	0.45	0.28

Income tax effect for above adjustments	(0.01)	(0.03)	(0.10)	(0.06)
Adjusted earnings per share, diluted	$1.87	$1.58	$3.49	$3.09

Weighted average diluted shares outstanding	82,303	95,080	83,712	96,280

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest and other items, net, as applicable,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest, and other non-recurring adjustments, net, as applicable, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures.”

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. These forward-looking statements are based on the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Celebrating its 50th anniversary in 2025, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states, manager of a tribal casino in northern California, and owner and operator of Boyd Interactive, a B2B and B2C online casino gaming business. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering guests an outstanding entertainment experience and memorable customer service.   For additional Company information and press releases, visit https://investors.boydgaming.com.

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com